SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K /A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2009

Goldspan Resources, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

10300 W. Charleston Blvd. 13-56, Las Vegas, Nevada 89135
(Address of principal executive offices)

702-480-5082
(Issuer’s telephone number)

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01     Changes in Registrant’s Certifying Accountant.

On August 6, 2009, Moore & Associates Chartered (the “Former Accountant”) resigned as the Company’s accountant.  On August 25, 2009, the Company’s board of directors approved the resignation.
The Former Accountant’s audit reports on the financial statements of the Company for the fiscal year ended July 31, 2008 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal year ended July 31, 2008 contained an uncertainty about the Company’s ability to continue as a going concern.

The PCAOB revoked the registration of Moore and Associates, Chartered on August 27, 2009 because of violation of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10-5 thereunder, and noncooperation with a Board investigation.

During the year ended July 31, 2008, and through the year ended July 31, 2009 there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the year ended July 31, 2008, and through the year ended July 31, 2009, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

On August 25, 2009, the Company provided the Former Accountant with its disclosures in this Current Report on Form 8-K disclosing the resignation of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

The registrant has requested that Moore and Associates, Chartered furnish it with an additional letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Moore and Associates informed the registrant that, upon the advice of counsel, Moore and Associates would not be providing an additional letter in connection with this Amended Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

16.1 Letter from Former Accountant(1)
1Previously included as an Exhibit to the Current Report filed August 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldspan Resources, Inc.

/s/ Alan Shinderman
Alan Shinderman
Chief Executive Officer

Date:   September 10, 2009